JNF Portfolios

JNF Equity Portfolio

a series of Northern Lights Variable Trust

Supplement dated August 29, 2014 to the

 Prospectus and Statement of Additional Information dated May 1, 2014

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Important Notice Regarding Change in Investment Policy

The JNF Equity Portfolio intends to change its Principal Investment Strategies and Non-Fundamental Investment Restrictions to no longer require that a minimum percentage of the Portfolio’s assets be invested in equity securities.  The Fund is required to provide 60 days notice to shareholders of this change.  Effective October 31, 2014, the Non-Fundamental Investment Restrictions section in the Statement of Additional Information will be removed entirely, as well as the following sentence from the Principal Investment Strategies sections in the Prospectus: “Under normal circumstances, the Portfolio invests at least 80% of its assets in U.S. common stocks.”

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This Supplement, the Prospectus and the Statement of Additional Information dated May 1, 2014, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and Statement of Information both dated May 1, 2014 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling (866) 667-0564